SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):  April 15, 2002

Eos International, Inc. (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)

0-15586 (Commission File Number)	52-1373960 (IRS Employer Identification No.)

888 7th Avenue, 13th Floor, New York, New York (Address of principal executive offices)	10106 (Zip Code)

(212) 887-6869 (Registrant's telephone number)

Not Applicable (Former name or former address, if changed since last Report)

     On April 16, 2002, Eos International, Inc. (formerly dreamlife, inc.) (“Eos”or the “Registrant”) announced that it had entered into agreements with certain of certain of its note and warrant holders to amend the terms of their notes, common stock warrants and a related registration rights agreement. The amendments, among other things, extend the maturity date of the notes for 30 days until May 15, 2001. The amendments (Exhibits 2.1, 2.2 and 2.3 hereto) are filed with this form 8-K and included herein by reference. Attached hereto as Exhibit 99.1 is a press release of Eos regarding the amendments.

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Title

2.1	Agreement made as of April 15, 2002 between Eos International, Inc. and Weichert Enterprises, LLC (filed herewith).

2.2	Agreement made as of April 15, 2002 between Eos International, Inc. and DL Holdings I, L.L.C. (filed herewith).

2.3	Agreement made as of April 15, 2002 among Eos International, Inc., Weichert Enterprises, LLC and DL Holdings I, L.L.C. (filed herewith).

10.1	Secured $3,500,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to DL Holdings I, L.L.C.	(1)

10.2	Secured $3,000,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to Weichert Enterprises, LLC.	(1)

10.3	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to Weichert Enterprises, LLC.	(1)

10.4	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to DL Holdings I, L.L.C.	(1)

10.5	Registration Rights Agreement dated as of December 14, 2001 among dreamlife, inc., Weichert Enterprises, LLC and DL Holdings I, L.L.C.	(2)

99.1	Press Release of the Registrant dated April 16, 2002 (filed herewith).

(1)	Incorporated by Reference to the Quarterly Report on Form 10-Q of dreamlife, inc. for the quarter ended September 30, 2001 and filed with the Securities and Exchange Commission on December 21, 2001.

(2)	Incorporated by Reference to the Annual Report on Form 10-K of Eos International, Inc. for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 11, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2002	Eos International, Inc. By: /s/ JACK B. HOOD —————————————— Jack B. Hood Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

2.1	Agreement made as of April 15, 2002 between Eos International, Inc. and Weichert Enterprises, LLC (filed herewith).

2.2	Agreement made as of April 15, 2002 between Eos International, Inc. and DL Holdings I, L.L.C. (filed herewith).

2.3	Agreement made as of April 15, 2002 among Eos International, Inc., Weichert Enterprises, LLC and DL Holdings I, L.L.C. (filed herewith).

10.1	Secured $3,500,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to DL Holdings I, L.L.C.	(1)

10.2	Secured $3,000,000 Bridge Loan Promissory Note dated as of December 14, 2001 made by dreamlife, inc. and issued to Weichert Enterprises, LLC.	(1)

10.3	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to Weichert Enterprises, LLC.	(1)

10.4	dreamlife, inc. Common Stock Purchase Warrant dated as of December 14, 2001 issued to DL Holdings I, L.L.C.	(1)

10.5	Registration Rights Agreement dated as of December 14, 2001 among dreamlife, inc., Weichert Enterprises, LLC and DL Holdings I, L.L.C.	(2)

99.1	Press Release of the Registrant dated April 16, 2002 (filed herewith).

(1)	Incorporated by Reference to the Quarterly Report on Form 10-Q of dreamlife, inc. for the quarter ended September 30, 2001 and filed with the Securities and Exchange Commission on December 21, 2001.

(2)	Incorporated by Reference to the Annual Report on Form 10-K of Eos International, Inc. for the year ended December 31, 2001 filed with the Securities and Exchange Commission on April 11, 2002.